SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 14, 2004


                        CIT Equipment Collateral 2002-VT1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                000-49841                              77-0298311
         (Commission File Number)           (IRS Employer Identification No.)

                            c/o The Bank of New York
                        Attn: Corporate Trust Department,
                        CIT Equipment Collateral 2002-VT1
                        101 Barclay Street, Floor 12 East
                            New York, New York 10286
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (212) 328-7538



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

(c). Exhibits.

     The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                         DESCRIPTION
----------                          -----------
99.1                                Pool Data Report


                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CIT EQUIPMENT COLLATERAL 2002-VT1


                        By: CIT FINANCIAL USA, INC.,
                            as Servicer


                            By:  /s/ Usama Ashraf
                                 ----------------------------
                                 Name:      Usama Ashraf
                                 Title:     Vice President




Dated: April 14, 2004

Exhibit 99.1 - Pool Data Report

CIT EQUIPMENT COLLATERAL 2002-VT1
COMPOSITION OF CONTRACT POOL
AT DECEMBER 31, 2003


                                                                 Weighted            Weighted             Average
                                             Current             Average              Average             Required
                              Number         Required            Original            Remaining             Payoff
                                of            Payoff               Term                Term                Amount
                             Contracts        Amount             (Range)              (Range)             (Range)
                             ---------       --------            --------            ---------            --------
                                 54,388      $373,419,525       52.3 months           25.5 months          $6,762
                                                            (22 to 84 months)     (0 to 61 months)   ($0 to $5,795,382)


Type of Contract
at December 31, 2003


                                                                   % of
                                                                  Total                                   % of
                                              Number              Number             Required           Required
                                                of                  of                Payoff             Payoff
Type of Contract                            Contracts           Contracts             Amount             Amount
----------------                            ---------           ---------            --------           ---------
True Leases                                   36,420              66.96%           266,955,391            71.49 %
Finance Leases                                17,968              33.04            106,464,134            28.51
                                     ----------------------------------------------------------------------------
   Total                                      54,388             100.00%           373,419,525           100.00 %
                                     ============================================================================




CIT EQUIPMENT COLLATERAL 2002-VT1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT DECEMBER 31, 2003


                                                          % of
                                                         Total                                         % of
                                 Number                  Number               Required               Required
                                   of                      of                  Payoff                 Payoff
State                          Contracts               Contracts               Amount                 Amount
-----                           ---------              ---------               --------              --------

Alabama                            538                  0.99%                  1,990,702                0.53 %
Alaska                             103                  0.19                     334,992                0.09
Arizona                          1,084                  1.99                   6,527,226                1.75
Arkansas                           299                  0.55                   1,674,708                0.45
California                       6,834                 12.57                  39,033,546               10.45
Colorado                         1,091                  2.01                   5,543,744                1.48
Connecticut                      1,014                  1.86                   7,714,753                2.07
Delaware                           217                  0.40                   1,222,559                0.33
District of Columbia               357                  0.66                   5,932,151                1.59
Florida                          3,655                  6.72                  17,051,708                4.57
Georgia                          1,663                  3.06                  12,860,114                3.44
Hawaii                              88                  0.16                     333,402                0.09
Idaho                              147                  0.27                     486,462                0.13
Illinois                         1,302                  2.39                  22,135,996                5.93
Indiana                            768                  1.41                   5,369,212                1.44
Iowa                               322                  0.59                   1,910,942                0.51
Kansas                             306                  0.56                   4,426,279                1.19
Kentucky                           367                  0.67                   1,592,985                0.43
Louisiana                          543                  1.00                   1,433,324                0.38
Maine                               94                  0.17                     258,427                0.07
Maryland                         1,114                  2.05                   5,813,606                1.56
Massachusetts                    2,109                  3.88                  12,787,923                3.42
Michigan                         1,789                  3.29                  14,088,092                3.77
Minnesota                          964                  1.77                   6,591,766                1.77
Mississippi                        278                  0.51                   1,379,447                0.37
Missouri                           763                  1.40                   6,545,080                1.75
Montana                            153                  0.28                     357,719                0.10
Nebraska                           180                  0.33                     856,594                0.23
Nevada                             302                  0.56                   1,300,793                0.35
New Hampshire                      273                  0.50                     939,021                0.25
New Jersey                       3,530                  6.49                  38,774,774               10.38
New Mexico                         266                  0.49                     913,375                0.24
New York                         4,987                  9.17                  37,144,065                9.95
North Carolina                   1,382                  2.54                   9,258,735                2.48
North Dakota                        44                  0.08                     566,422                0.15
Ohio                             1,507                  2.77                   8,900,841                2.38
Oklahoma                           509                  0.94                   2,701,528                0.72
Oregon                             731                  1.34                   3,710,334                0.99
Pennsylvania                     2,591                  4.76                  14,898,901                3.99
Rhode Island                       235                  0.43                   1,147,249                0.31
South Carolina                     605                  1.11                   3,405,670                0.91
South Dakota                       123                  0.23                     451,721                0.12
Tennessee                          966                  1.78                   6,294,186                1.69
Texas                            4,190                  7.70                  27,427,379                7.34
Utah                               245                  0.45                   1,475,332                0.40
Vermont                            127                  0.23                     546,439                0.15
Virginia                         1,390                  2.56                   7,455,033                2.00
Washington                       1,275                  2.34                  12,756,377                3.42
West Virginia                      173                  0.32                     862,638                0.23
Wisconsin                          701                  1.29                   6,021,304                1.61
Wyoming                             94                  0.17                     213,949                0.06
                               --------  --------------------     -----------------------  -----------------
   Total                        54,388                100.00%                373,419,525              100.00 %
                               ========  ====================     =======================  =================


CIT EQUIPMENT COLLATERAL 2002-VT1
PAYMENT STATUS
AT DECEMBER 31, 2003


                                 Number of          % of Total Number   Required Payoff      % of Required
Days Delinquent                  Contracts          of Contracts        Amount               Payoff Amount
---------------                  ---------          -----------------   ---------------      -------------
Current, including 1 to 30
 day delinquent contracts        51,410               94.52%            360,911,088           96.65%
 31-60 days delinquent            1,568                2.88               7,389,828            0.59
 61-90 days delinquent              628                1.15               2,217,967            0.59
 91-120 days delinquent             338                0.62               1,183,973            0.32
 Over 120 days delinquent           444                0.82               1,716,670            0.46
                                 ------             -------             ------------        -------
     Total                       54,388              100.00%             373,419,525         100.00%
                                 ======             =======             ============        =======



EQUIPMENT TYPE
AT DECEMBER 31, 2003


                                  Number of          % of Total Number   Required Payoff     % of Required
Type of Equipment                 Contracts          of Contracts        Amount              Payoff Amount
-----------------                 ---------          -----------------   ---------------     -------------
Telecommunications                10,602              19.49%              176,666,947         47.31%
Computers                         37,120              68.25               127,275,214         34.08
General Office Equipment/Copiers   3,668               6.74                35,342,606          9.46
Automotive                         2,344               4.31                16,620,048          4.45
Computer Software                    224               0.41                14,352,995          3.84
Other (1)                            430               0.79                 3,161,714          0.85
                                  ------             ------               -----------        -------
      Total                       54,388             100.00%              373,419,525        100.00%
                                  ======             ======               ===========        =======

(1)  Includes $83,897 as the largest and $7,352 as the average Required Payoff Amount.


CIT EQUIPMENT COLLATERAL 2202-VT1
REQUIRED PAYOFF AMOUNT
AT DECEMBER 31, 2003


                                   Number of        % of Total Number   Required Payoff      % of Required
Required Payoff Amount             Contracts        of Contracts        Amount               Payoff Amount
----------------------             ---------        -----------------   ---------------      -------------
0.01 - 5,000.00                    41,355           76.04%              $65,141,421          17.44%
5,000.01 - 10,000.00                6,157           11.32                43,081,567          11.54
10,000.01 - 15,000.00               2,246            4.13                27,449,053           7.35
15,000.01 - 25,000.00               2,032            3.74                39,318,561          10.53
25,000.01 - 50,000.00               1,583            2.91                54,536,047          14.60
50,000.01 - 100,000.00                633            1.16                43,365,089          11.61
100,000.01 - 150,000.00               168            0.31                20,307,931           5.44
150,000.01 - 250,000.00               115            0.21                21,675,699           5.80
250,000.01 - 500,000.00                 1            0.00                 2,518,724           0.67
500,000.01 - 1,000,000.00              21            0.04                15,004,063           4.02
1,000,000.01 - 1,500,000.00             2            0.00                 2,267,569           0.61
1,500,000.01 - 2,500,000.00             5            0.01                 9,054,832           2.42
2,500,000.01 - 5,000,000.00            69            0.13                23,903,585           6.40
5,000,000.01 -  5,795,382.45            1            0.00                 5,795,382           1.55
                                   ------          -------             ------------         -------
      Total                        54,388          100.00%             $373,419,525         100.00%
                                   ======          =======             ============         =======




REMAINING TERM
AT DECEMBER 31, 2003


                                 Number of          % of Total Number   Required Payoff      % of Required
Remaining Terms of Contract      Contracts          of Contracts        Amount               Payoff Amount
--------------------------       ---------          -----------------   ---------------      -------------
(months)

0-12                             25,122             46.19%                87,400,327           23.41%
13-24                            15,752             28.96                 58,862,549           15.76
25-36                            11,528             21.20                173,004,577           46.33
37-48                             1,970              3.62                 43,592,724           11.67
49-60                                14              0.03                 10,223,609            2.74
61-72                                 2              0.00                    335,739            0.09
                                 ------            ------               ------------         -------
      Total                      54,388            100.00%              $373,419,525          100.00%
                                 ======            ======               ============         =======


CIT EQUIPMENT COLLATERAL 2002-VT1
TYPES OF OBLIGOR
AT DECEMBER 31, 2003



                                                     % of Total
                                    Number of        Number of          Required Payoff      % of Required
Type of Obligor                     Contracts        Contracts          Amount               Payoff Amount
---------------                     ---------        ---------          ---------------      --------------


Services Organizations (1)          19,897           36.58%             149,822,422           40.12%
Manufacturing                        5,489           10.09               60,275,653           16.14
Financial Services Institutions      4,202            7.73               35,692,703            9.56
Retail Trade                         3,684            6.77               28,315,982            7.58
Wholesale Trade                      2,579            4.74               21,330,938            5.71
Other (2)                           11,435           21.02               18,779,443            5.03
Medical/Healthcare Organizations     2,207            4.06               17,036,626            4.56
Communications & Utilities             736            1.35               14,654,463            3.92
Transportation                         836            1.54                9,136,154            2.45
Construction                         1,855            3.41                6,998,916            1.87
Printing & Publishing                  608            1.12                5,223,512            1.40
Government                             386            0.71                3,539,023            0.95
Resources & Agriculture                474            0.87                2,613,690            0.70
                                    ------          ------              -----------          -------
      Total                         54,388          100.00%             373,419,525          100.00%
                                    ======          =======             ===========          =======

(1) Primarily: Engineering, Accounting and Research (17.0%); Business Services (12.4%); Automotive Repair, Services & Parts (12.1%); Miscellaneous Services Organizations (7.2%); and Legal Services (7.2%).

(2) Includes $251,933 as the largest payoff amount relating to a single obligor.

                  As shown in the table above, the servicer's records lists 5.03% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 4.27% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.76% of the required payoff amount. The depositor has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


OBLIGOR CONCENTRATION


Obligors (including contracts    Number of          % of Total Number   Required Payoff      % of Required
securing vendor loans)           Contracts          of Contracts        Amount               Payoff Amount
-----------------------------    ---------          -----------------   ---------------      -------------

Top 5 Obligors                   630                1.16%               $27,728,235          7.43%


The Top 5 obligors conduct business in the Services, Manufacturing, and Retail Trade industries.


CIT EQUIPMENT TRUST 2002-VT1
SCHEDULED PAYMENTS FROM THE CONTRACTS
AT DECEMBER 31, 2003


        Collection               Scheduled                  Collection             Scheduled
         Period                  Cashflows                   Period                Cashflows
        ----------               ---------                  ----------             ---------

        Positive Rent Due        5,660,325.00

        January-2004             21,069,748.92              August-2006            3,817,496.82
        February-2004            21,708,602.16              September-2006         3,170,757.06
        March-2004               21,252,107.52              October-2006           2,421,068.44
        April-2004               22,648,408.90              November-2006          2,011,349.37
        May-2004                 19,976,521.76              December-2006          1,536,547.73
        June-2004                19,274,374.86              January-2007           1,080,943.15
        July-2004                19,754,019.65              February-2007            604,182.01
        August-2004              16,456,173.39              March-2007               411,822.25
        September-2004           14,986,698.36              April-2007               373,658.79
        October-2004             15,047,253.08              May-2007                 324,128.71
        November-2004            12,957,141.33              June-2007                252,627.91
        December-2004            11,927,496.17              July-2007                249,123.99
        January-2005             11,240,521.89              August-2007              246,723.48
        February-2005            10,141,409.40              September-2007           245,283.33
        March-2005                9,564,983.22              October-2007             243,310.91
        April-2005                9,626,752.28              November-2007            241,603.53
        May-2005                  9,334,241.45              December-2007            231,244.67
        June-2005                 9,247,762.07              January-2008             229,761.18
        July-2005                 9,003,047.10              February-2008             93,435.30
        August-2005               8,730,907.83              March-2008                37,965.90
        September-2005            8,520,483.98              April-2008                37,254.96
        October-2005              8,243,249.36              May-2008                  37,254.96
        November-2005             7,981,746.75              June-2008                 37,254.96
        December-2005             7,776,287.13              July-2008                 37,254.96
        January-2006              7,497,633.01              August-2008               37,254.96
        February-2006             7,025,483.54              September-2008            37,255.96
        March-2006                6,536,810.50              October-2008              14,981.76
        April-2006                6,010,045.96              November-2008              6,519.36
        May-2006                  5,491,289.88              December-2008              6,276.76
        June-2006                 4,918,288.44              January-2009                      -
        July-2006                 4,470,715.75
